                                  CERTIFICATE

                                   NO.

                               FOR -1,200- SHARES
                                   ISSUED TO

                                  Cede & Co.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DATED October   , 2003

                             FROM WHOM TRANSFERRED

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DATED ______________, 20____

NO. ORIGINAL         NO. ORIGINAL        NO. OF SHARES
CERTIFICATE             SHARES            TRANSFERRED





RECEIVED CERTIFICATE NO. ___________________
FOR ___________ SHARES THIS ________________
DAY OF _________________________, 20________
____________________________________________
____________________________________________

                                 [BORDER LOGO]

              Incorporated Under the Laws of the State of Maryland

NO. -02-                       [EAGLE LOGO]                       -1,200- SHARES

                     THE NEW AMERICA HIGH INCOME FUND, INC.

     The corporation is authorized to issue 3,200 shares of Auction Term Preferred Stock Series C

                                $1.00 Par Value

                              CUSIP NO. 641876602

THIS CERTIFIES THAT Cede & Co. IS THE OWNER OF One thousand two hundred (1,200) fully paid and non-assessable SHARES OF THE Auction Term Preferred Stock Series C of

                     THE NEW AMERICA HIGH INCOME FUND, INC.

TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS AND ITS CORPORATE SEAL TO BE HEREUNTO AFFIXED THIS ___th DAY OF October A.D. 2003

                                            DEUTSCHE BANK TRUST COMPANY AMERICAS

_________________       _______________________       BY: ____________________
VICE PRESIDENT          ASSISTANT SECRETARY               AUTHORIZED SIGNATURE
[CORPORATE SEAL LOGO]

                          SHARES $1.00 PAR VALUE EACH

-C- GOE3 196

RESTRICTIONS ON TRANSFER

    This certificate is issued subject to the provisions restricting transfers of shares of Series C Auction Term Preferred Stock contained in the Articles Supplementary establishing the Series C Auction Term Preferred Stock of the Corporation. A copy of the Articles Supplementary establishing the Series C Auction Term Preferred Stock setting forth the restrictions on transfer will be furnished to the stockholder upon request and without charge.

STATEMENT OF PREFERENCES, LIMITATIONS, AND RIGHTS

    The Corporation is authorized to issue multiple classes and series of stock, including Common Stock and Auction Term Preferred Stock Series A, Series B, Series C and Series D. The Corporation will furnish a full statement of the designations, preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of each class and series of stock which the Corporation is authorized to issue and of the authority of the Board of Directors to set the relative rights and preferences of subsequent series to the stockholder upon request and without charge.

RESTRICTIONS ON TRANSFER

    This certificate is issued subject to the provisions restricting transfers of shares of Series C Auction Term Preferred Stock contained in the Articles Supplementary establishing the Series C Auction Term Preferred Stock of the Corporation. A copy of the Articles Supplementary establishing the Series C Auction Term Preferred Stock setting forth the restrictions on transfer will be furnished to the stockholder upon request and without charge.

STATEMENT OF PREFERENCES, LIMITATIONS, AND RIGHTS

    The Corporation is authorized to issue multiple classes and series of stock, including Common Stock and Auction Term Preferred Stock Series A, Series B, Series C and Series D. The Corporation will furnish a full statement of the designations, preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of each class and series of stock which the Corporation is authorized to issue and of the authority of the Board of Directors to set the relative rights and preferences of subsequent series to the stockholder upon request and without charge.

                                 [BORDER LOGO]

                                  CERTIFICATE

                                    -1,200-
                                     SHARES
                                     OF THE
                                 CAPITAL STOCK

                                  AUCTION TERM
                                   PREFERRED
                                 STOCK SERIES C
                                       OF
                                THE NEW AMERICA
                             HIGH INCOME FUND, INC.

                                   ISSUED TO

                                   CEDE & CO.

                                      DATE

                               OCTOBER ___, 2003

     FOR VALUE RECEIVED, ________________ HEREBY SELL, ASSIGN, AND TRANSFER UNTO ________________________________________________________________ SHARES OF
THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ________________________________, ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES,

     NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN ON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, ? ALTERATION OR ENLARGEMENT, OR ANY CHANGE ?